SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


            Date of Report (Date of earliest event reported): July 8, 1997


                             IDS Managed Futures, L.P.
                (Exact name of registrant as specified in its charter)


            Delaware               0-16515                 06-1189438
        (State or other    (Commission File Number)      (IRS Employer
         jurisdiction                                     Identification No.)
         of organization)

          Sears Tower, 233 S. Wacker Dr., Suite 2300, Chicago, IL  60606
         (Address of principal executive offices)                 (Zip Code)

          Registrant's telephone number, including area code:  312-460-4000

                 _________________________________________________
            (Former name or former address, if changed since last report).




          Item 1.    Changes in Control of Registrant

                     Not Applicable.


          Item 2.    Acquisition or Disposition of Assets

                     Not Applicable.


          Item 3.    Bankruptcy or Receivership

                     Not Applicable.


          Item 4.    Changes in Registrant's Certifying Accountant

                     Not Applicable.


          Item 5.    Other Events

               Effective July 8, 1997, the General Partners added Welton Investment Corporation ("Welton") as a new Commodity Trading
          Advisor for the Registrant.   Welton has been trading in the
          futures market since 1989. The Registrant will use Welton's Diversified Portfolio. This portfolio provides broad diversification in various domestic and global futures markets. This portfolio also provides a balanced exposure across all market sectors. Welton will use multiple trading strategies in an attempt to profitably participate in a variety of market conditions.

               John W. Henry & Company, Inc. and Sabre Fund Management Limited will continue as Commodity Trading Advisors for the Registrant.


          Item 6.    Resignations of Registrant's Directors

                     Not Applicable.


          Item 7.    Financial Statements and Exhibits

                     Not Applicable.


          Item 8.    Change in Fiscal Year.

                     Not Applicable.


                                      SIGNATURES


          Pursuant to the requirements of the Securities Exchange
          Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

          DATE:  July 24, 1997             IDS MANAGED FUTURES, L.P.
                                           (Registrant)


                                           IDS Futures Corporation,
                                           General Partner


                                           BY: /s/ Lori J. Larson
                                                   Lori J. Larson
                                                   President


                                           CIS Investments, Inc.,
                                           General Partner

                                           BY: /s/ Barbara A. Pfendler
                                                   Barbara A. Pfendler
                                                   Vice President